Additional Notes	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Additional Notes	Additional NotesObligations arising from Leases and Other Contracts
The future minimum payments under non-cancelable leases of low-value assets, performance share unit programs and contracts for insurance and other services on December 31, 2022 were as follows:

in 000' €	Leases of Low-Value Assets and Short-Term Leases	Performance Share Unit Programs	Other	Total
Less than 1 Year	0	200	1,098	1,298
Between One and Five Years	3	9,300	13,499	22,802
More than 5 Years	0	0	0	0
Total	3	9,500	14,597	24,100
As of December 31, 2021, these future mininum payments were as follows.

in 000' €	Leases of Low-Value Assets and Short-Term Leases	Performance Share Unit Programs	Other	Total
Less than 1 Year	8	0	570	578
Between One and Five Years	25	5,105	10,894	16,024
More than 5 Years	0	0	0	0
Total	33	5,105	11,464	16,602
Additionally, the company has contracts for outsourced studies whereas the services have not been rendered as of December 31, 2022 and which could result in future payment obligations. These amounts could be shifted or substantially lower due to changes in the study timeline or premature study termination.

in million €	2022	2021
Less than 1 Year	228.4	138.9
Between One and Five Years	214.1	97.6
More than 5 Years	0.0	0.0
Total	442.5	236.5
Contingent Liabilities
Contingent liabilities are potential obligations from past events that exist only when the occurrence of one or more uncertain future events – beyond the Company’s control – is confirmed. Current obligations can represent a contingent liability if it is not probable enough that an outflow of resources justifies the recognition of a provision. Moreover, it is not possible to make a sufficiently reliable estimate of the sum of obligations.
The Management Board is unaware of any proceedings that may result in a significant obligation for the Group or lead to a material adverse effect on the Group’s net assets, financial position or results of operations.
If certain milestones are achieved by MorphoSys (for example, submitting an investigational new drug (IND) application for specific target molecules), this may trigger milestone payments to licensors of up to an aggregate of US$ 236.5 million (currently expected € 221.73 million) related to regulatory events or the achievement of sales targets.
Monjuvi’s product sales trigger percentage-based royalty payments.
Obligations may arise from enforcing the Company’s patent rights versus third parties. It is also conceivable that competitors may challenge the patents of the MorphoSys Group or that MorphoSys may come to the conclusion that its patents or patent families have been infringed upon by competitors. This could prompt MorphoSys to take legal action against competitors or lead competitors to file counterclaims against MorphoSys. Currently, there are no specific indications such obligations have arisen.
By letter dated June 10, 2021, MorphoSys was notified by a licensor of the initiation of arbitration proceedings in the United States. The licensor alleges breach of contract and claims damages for the licensor’s argued loss of revenues. Despite the patent expiry in 2018 confirmed by the licensor at the time, this is now disputed and a significantly longer patent term is assumed. Taking into account the associated legal and consulting costs, the potential amount in dispute in the proceedings, based on our current estimates, is in the mid-double-digit million of euros range. A decision by the arbitration court is expected in the first quarter 2023. Based on the current assessment of the facts, MorphoSys believes that the arguments presented are unfounded and that the arbitration will likely be decided in MorphoSys’ favor.The assessment of potentially uncertain tax positions included the tax treatment of the financial liability from future payments to Royalty Pharma. In contrast to IFRS accounting, a deferred income item was recognized for tax purposes which will be realized over the term of the underlying license agreements. The Company assumes that the tax authorities will share this assessment and that this will not be objected in a future tax audit. Due to the remaining uncertainty and the significance of the potential tax risk, we reported a contingent income tax liability in accordance with IFRIC 23.A5, IAS 12.88 and IAS 37. A different tax assessment would have a significant impact in the form of an additional tax payment. For tax purposes, deferred income for the obligations to Royalty Pharma amounted to € 866.5 million as of December 31, 2022 and the associated contingent tax liability upon non-acceptance of the deferral amounts to € 223.8 millionAdditional Disclosures for Financial Instruments
Fair Value Hierarchy and Measurement Methods
The fair value is the price that would be achieved for the sale of an asset in an arm’s length transaction between independent market participants or the price to be paid for the transfer of a liability (disposal or exit price).
Fair value is measured by using the same assumptions and taking into account the same characteristics of the financial asset or financial liability as would an independent market participant. Fair value is a market-based, not an entity-specific measurement. The fair value of non-financial assets is based on the best use of the asset by a market participant. For financial instruments, the use of bid prices for assets and ask prices for liabilities is permitted but not required if those prices best reflect the fair value in the respective circumstances. For simplification, mean rates are also permitted.
MorphoSys applies the following hierarchy in determining and disclosing the fair value of financial instruments:
Level 1:    Quoted (unadjusted) prices in active markets for identical financial assets or liabilities to which the Company has access.
Level 2:    Inputs other than quoted prices included within Level 1 that are observable for the financial asset or the financial liability, either directly (i.e., as prices) or indirectly (i.e., derived from prices).
Level 3:    Inputs for the financial asset or the financial liability that are not based on observable market data (that is, unobservable inputs).
Hierarchy Level 1
The fair value of financial instruments traded in active markets is based on the quoted market prices on the reporting date. A market is considered active if quoted prices are available from an exchange, dealer, broker, industry group, pricing service, or regulatory body that is easily and regularly accessible, and prices reflect current and regularly occurring market transactions at arm’s length conditions. For assets held by the Group, the appropriate quoted market price is the buyer’s bid price.
Hierarchy Levels 2 and 3
The fair value of financial instruments not traded in active markets can be determined using valuation methods. In this case, fair value is determined using the results of a valuation method that makes maximum use of market data and relies as little as possible on not observable market data. If all significant inputs required for measuring fair value by using valuation methods are observable, the instrument is allocated to Hierarchy Level 2. If significant inputs are not based on observable market data, the instrument is allocated to Hierarchy Level 3.
Hierarchy Level 2 contains foreign exchange forward agreements to hedge exchange rate fluctuations, term deposits as well as restricted cash. Future cash flows for these foreign exchange forward agreements are determined based on forward exchange rate curves. The fair value of these instruments corresponds to their discounted cash flows. The fair value of the term deposits and restricted cash is determined by discounting the expected cash flows using term-specific and risk-adjusted market interest rates.
Hierarchy Level 3 financial assets comprise equity investments, financial assets and financial liabilities from collaborations, financial assets which is part of other receivables (anti-dilution right HI-Bio), the debt component of the convertible bond as well as financial liabilities from future payments to Royalty Pharma. The underlying valuations are generally carried out by employees in the finance department who report directly to the Chief Financial Officer. The valuation process and results are reviewed and discussed among the persons involved on a regular basis.
For the purpose of determining the fair value of financial assets from collaborations, expected cash inflows are discounted using market interest rates of financial instruments with comparable currencies and maturities, taking into account Incyte’s credit risk.
The fair value of the debt component of the convertible bond is determined based on the contractual cash flows (interest and principal), that are discounted using market interest rates of financial instruments with a comparable currency and maturities, taking into account MorphoSys' credit risk.
Further information on the assumptions and estimates used to derive the cash flows from the HI-Bio anti-dilution right, as well as a sensitivity analysis of the main estimates and assumptions, please refer to Note 4.5.
In order to determine the fair value of the non-current financial liabilities from collaborations for disclosure purposes (these are accounted for at amortized cost using the effective interest method), the expected cash outflows are discounted using market interest rates of financial instruments with comparable currencies and maturities, taking into account MorphoSys' credit risk.
For determining the fair value of the non-current financial liabilities for future payments to Royalty Pharma for disclosure purposes (these are accounted for at amortized cost using the effective interest method), the expected cash outflows from the planned royalty and milestone payments as well as the payments on the development funding bond to Royalty Pharma are discounted using market interest rates of financial instruments with comparable currencies and maturities, taking into account MorphoSys' credit risk.
For further information on the assumptions and estimates made to derive the cash flows from the financial assets and liabilities from collaborations and the financial liabilities from future payments to Royalty Pharma, as well as a sensitivity analysis of the significant estimates and assumptions of the financial liabilities recognized at amortized cost whose fair value is assigned to hierarchy level 3, please refer to Note 4.19 and 4.20.
Reclassifications between the hierarchy levels are generally taken into account as of the reporting dates. In 2022, no transfers were made between the fair value hierarchy levels. In 2021, the fair value measurement of the debt component of the convertible bond was reclassified from hierarchy level 2 to hierarchy level 3, as the entity's own credit risk was not observable as a significant parameter for the fair value measurement anymore.
The carrying amounts of current financial assets and liabilities at amortized cost approximate their fair values given their short maturities.
The table below shows the fair values of financial assets and liabilities and the carrying amounts presented in the consolidated balance sheet.

December 31, 2022; in 000' €	Classification Financial Instrument	Carrying Amount	Fair Value	Hierarchy Level
Cash and Cash Equivalents	AC	402,351	*	*
Other Financial Assets		504,823
thereof Money Market Funds	FVTPL	14,622	14,622	1
thereof Fixed Term Deposits	AC	490,201	*	*
Accounts Receivable	AC	91,231	*	*
Financial Assets from Collaborations	FVTPL	0	0	3
Other Receivables		12,852
thereof Anti-Dilution Right HI-Bio	FVTPL	9,832	9,832	3
thereof Non-Financial Assets	n/a	3,020	n/a	n/a
Current Financial Asset		1,008,237
Prepaid Expenses and Other Assets		8,729
thereof Restricted Cash	AC	1,324	1,324	2
thereof Non-Financial Assets	n/a	7,405	n/a	n/a
Non-Current Financial Asset		1,324
Total		1,009,561
Accounts Payable and Accruals		(157,270)
thereof Accounts Payable	FLAC	(38,579)	*	*
thereof Non-Financial Liabilities	n/a	(118,691)	n/a	n/a
Bonds	FLAC	(2,031)	*	*
Financial Liabilities from Collaborations	FLAC	(2,514)	*	*
Financial Liabilities from Future Payments to Royalty Pharma	FLAC	(102,171)
Current Financial Liabilities		(145,295)
Bonds	FLAC	(291,647)	(277,166)	3
Financial Liabilities from Collaborations	FLAC	(217,826)	(167,984)	3
Financial Liabilities from Future Payments to Royalty Pharma	FLAC	(1,398,303)	(1,290,475)	3
Non-Current Financial Liabilities		(1,907,776)
Total		(2,053,071)
*    For these instruments the carrying amount is a reasonable approximation of fair value.

December 31, 2021; in 000' €	Classification Financial Instrument	Carrying Amount	Fair Value	Hierarchy Level
Cash and Cash Equivalents	AC	123,248	*	*
Other Financial Assets		853,686
thereof Money Market Funds	FVTPL	8,875	8,875	1
thereof Fixed Term Deposits	AC	844,811	*	*
Accounts Receivable	AC	75,911	*	*
Financial Assets from Collaborations	FVTPL	16,730	16,730	3
Other Receivables		2,227
thereof Forward Exchange Contracts used for Hedging	FVTPL	0	0	2
thereof Non-Financial Assets	n/a	2,227	n/a	n/a
Other Financial Assets	AC	0	0	2
Prepaid Expenses and Other Assets		13,251
thereof Restricted Cash	AC	4,059	4,059	2
thereof Non-Financial Assets	n/a	9,192	n/a	n/a
Total		1,085,053
Accounts Payable and Accruals		(188,077)
thereof Accounts Payable	FLAC	(73,787)	*	*
thereof Non-Financial Liabilities	n/a	(114,290)	n/a	n/a
Bonds	FLAC	(423)	*	*
Financial Liabilities from Collaborations	FLAC	(1,097)	*	*
Bonds	FLAC	(282,785)	(304,025)	3
Financial Liabilities from Collaborations	FLAC	(513,264)	(514,169)	3
Financial Liabilities from Future Payments to Royalty Pharma	FLAC	(1,167,775)	(1,367,365)	3
Total		(2,241,822)
*    For these instruments the carrying amount is a reasonable approximation of fair value.

The totals of the carrying amounts of the financial instruments per measurement category are shown in the following overview.

in 000' €	Classification Financial Instrument	12/31/2022	12/31/2021
Financial Assets FVTPL	FVTPL	24,454	25,605
Financial Assets AC	AC	985,107	1,048,029
Financial Liabilities FLAC	FLAC	(2,053,071)	(2,127,532)
Equity Investments
The investment in adivo GmbH, Martinsried, Germany, is accounted for as equity financial instruments at fair value. Changes in fair value are recognized in equity (other comprehensive income reserve). This was irrevocably determined when the investments were first recognized. This investment is a strategic financial investment, and the Group considers this classification to be more meaningful.
As of December 31, 2022, the fair value of the investment in adivo GmbH was measured at € 0 (December 31, 2021: € 0).

	Currency	Stake in %	Equity in Domestic Currency (in €)1	Profit for the Year (in €) 1
adivo GmbH, Martinsried, Germany	€	1,720.0	92,948	624,757
[1] Equity as of December 31, 2021 and profit for the year for the financial year January 1, to December 31, 2021
No observable market data is available for the determination of the fair value of the investment in adivo GmbH. This corresponds to hierarchy level 3 for the fair value. The change in the investment in adivo GmbH is shown below.

in 000' €	2022	2021
Balance as of January 1	0	0
Additions	0	0
Disposals	0	0
Through Other Comprehensive Income	0	0
Through Profit or Loss	0	0
Balance as of December 31	0	0
In the 2022 and 2021 financial years, no dividends from the investments were recognized in profit or loss, and there were no reclassifications of gains or losses made within equity.
Net Result according to Measurement Categories
The following net gains or losses resulted from financial instruments in the financial year.

in 000' €	2022	2021	2020
FVTPL	7,051	10,983	(7,587)
AC	9,064	9,824	(19,475)
FLAC	231,387	(104,568)	24,031
Total	247,502	(83,761)	(3,031)
The net gains on financial assets at fair value through profit or loss (FVTPL) resulted from valuation effects from changes in the fair value of financial assets from collaborations, money market funds and derivatives used to hedge exchange rate fluctuations. Net losses on financial assets at amortized cost (AC) resulted from the application of the effective interest method for the term deposits, exchange rate fluctuations and risk provisions. The category financial liabilities at amortized cost (FLAC) includes the gains and losses from fair value changes due to changes in planning estimates and the effective interest rate from the financial liabilities from collaborations as well as from the application of the effective interest rate method for the financial liabilities from future payments to Royalty Pharma and the convertible bonds.
The gross interest income and expenses from financial assets and liabilities measured at amortized cost are shown in the following table.

in 000' €	2022	2021	2020
Interest Income AC	4,618	723	1,233
Interest Expenses AC	(1,580)	(2,415)	(1,021)
Interest Income FLAC	0	0	0
Interest Expenses FLAC	(102,144)	(62,252)	(17,783)
Total	(99,106)	(63,944)	(17,571)
Financial Risk ManagementDue to its operating activities with regard to assets, liabilities and planned transactions, the Group is exposed in particular to risks from the default of a contractual party (credit risk), from the non-fulfilment of liabilities (liquidity risk) and from market risks, in particular from changes in exchange rates and interest rates. The aim of the risk management is to limit these risks through ongoing operational and finance-oriented activities.Credit RiskFinancial instruments in which the Group may have a credit risk are mainly cash and cash equivalents, other financial assets, derivative financial instruments and accounts receivable. The Group’s cash, cash equivalents and other financial assets are mainly denominated in euros and US dollars. Other financial assets are high quality assets. Cash, cash equivalents and other financial assets are generally held at numerous reputable financial institutions in Europe and the United States. With respect to its positions, the Group continuously monitors the financial institutions that are its counterparties to the financial instruments, as well as their creditworthiness, and does not anticipate any risk of non-performance.
The changes in risk provisions (see Note 2.6.1) recognized in the statement of profit or loss for the financial years 2022, 2021 and 2020 under the item impairment losses on financial assets were determined based on the rationale that negative values represent additions and positive values represent reversals of risk provisions. There were no impairments in the 2022 financial year. In the general impairment model, the risk provision is recognized for financial assets at amortized cost - cash and cash equivalents, parts of other financial assets (term deposits) - and in the simplified impairment model for accounts receivable.

	General Impairment Model			Simplified Impairment Model		Total
in 000' €	Stage 1	Stage 2	Stage 3	Stage 2	Stage 3
Balance as of January 1, 2021	(1,001)	0	0	(424)	0	(1,425)
Unused Amounts Reversed	1,001	0	0	424	0	1,425
Increase in Impairment Losses for Credit Risks recognized in Profit or Loss during the Year	(685)	0	0	(360)	0	(1,045)
Change between Impairment Stages	0	0	0	0	0	0
Amounts written off during the Year as uncollectible	0	0	0	0	0	0
Balance as of December 31, 2021	(685)	0	0	(360)	0	(1,045)
Balance as of January 1, 2022	(685)	0	0	(360)	0	(1,045)
Unused Amounts Reversed	685	0	0	360	0	1,045
Increase in Impairment Losses for Credit Risks recognized in Profit or Loss during the Year	(697)	0	0	(414)	0	(1,111)
Change between Impairment Stages	0	0	0	0	0	0
Amounts written off during the Year as uncollectible	0	0	0	0	0	0
Balance as of December 31, 2022	(697)	0	0	(414)	0	(1,111)
The gross carrying amounts of the Group's financial assets by credit risk rating class are as follows.

Financial Assets as of December 31, 2022	Internal Credit Rating	Basis for Recognition of Expected Credit Loss Provision	Gross Carrying Amount (in 000’ €)
Cash and Cash Equivalents	low	Expected Twelve-Month Loss	402,353
Term Deposits	low	Expected Twelve-Month Loss	490,881
Accounts Receivable	low	Lifetime Expected Credit Losses	91,645

Financial Assets as of December 31, 2021	Internal Credit Rating	Basis for Recognition of Expected Credit Loss Provision	Gross Carrying Amount (in 000’ €)
Cash and Cash Equivalents	low	Expected Twelve-Month Loss	123,248
Term Deposits	low	Expected Twelve-Month Loss	845,488
Accounts Receivable	low	Lifetime Expected Credit Losses	76,270
The Group is also exposed to credit risk from debt instruments that are measured at fair value through profit or loss. This includes the items “Financial Assets at Fair Value through Profit or Loss” and “Financial Assets from Collaborations”. As of December 31, 2022, the maximum credit risk corresponded to the carrying amounts of these items amounting to € 14.6 million (December 31, 2021: € 25.6 million).
One of the Group’s policies requires that all customers who wish to transact business on credit undergo a credit assessment based on external ratings. Nevertheless, the Group’s revenue and accounts receivable are still subject to credit risk from customer concentration. The Group’s single most significant customer accounted for € 51.4 million of accounts receivables as of December 31, 2022 (December 31, 2021: € 38.5 million), or 56% of the Group’s total accounts receivable at the end of 2022. The Group’s top three customers individually accounted for 35%, 15% and 12% of the total revenue in 2022.
As of December 31, 2021, 51% of the Group’s accounts receivable balance related to a single customer; of the total revenue in 2021, three customers individually accounted for 36%, 14% and 9%.
On December 31, 2020, one customer had accounted for 60% of the Group’s accounts receivable, and the top three customers in 2020 individually accounted for 78%, 14% and 1% of the Group’s revenue.
The maximum credit risk (equal to the carrying amount) for rent deposits and other deposits on the reporting date amounted to € 1.3 million (December 31, 2021: € 4.1 million).
Liquidity Risk
Liquidity risk arises primarily from accounts payable, lease liabilities (refer to Note 4.9), bonds, financial liabilities from collaborations and financial liabilities from future payments to Royalty Pharma. Liquidity risk is managed on the basis of balance sheet and profit and loss figures. This is done by means of liquidity planning for the current year on a monthly basis, for the three subsequent years on an annual basis and a monthly target/actual comparison. The top priority is always to ensure sufficient liquidity so that all payment obligations can be met.
The following table shows the the maturities of the cash flows of accounts payable and bonds at the balance sheet date. For the financial liabilities from collaborations, the non-discounted, future planned half profit sharing payments from Incyte for the sales of Monjuvi in the USA are presented. The financial liabilities from future payments to Royalty Pharma include the undiscounted, planned net sales in the coming years. There is no cash inflow and outflow at MorphoSys as the agreed percentage royalties and milestones are paid directly by Janssen, GSK and Roche to Royalty Pharma. Refer to Note 4.9 for the contractual cash flows of lease liabilities.

in '000 €; due on December 31, 2022 in	Less than 1 Year	Between One and Five Years	More than 5 Years	Total
Accounts Payable	38,579	0	0	38,579
Bonds	2,031	329,063	0	331,094
Financial Liabilities from Collaborations	2,588	67,784	225,172	295,544
Financial Liabilities from Future Payments to Royalty Pharma	105,525	780,755	1,250,387	2,136,667

in 000' €; due on December 31, 2021 in	Less than 1 Year	Between One and Five Years	More than 5 Years	Total
Accounts Payable	73,787	0	0	73,787
Bonds	2,031	331,094	0	333,125
Financial Liabilities from Collaborations	1,140	167,669	530,242	699,052
Financial Liabilities from Future Payments to Royalty Pharma	89,845	505,938	1,051,077	1,646,860
There were no financial instruments pledged as collateral as of December 31, 2022.
Market Risk
Market risk represents the risk that changes in market prices, such as foreign exchange rates, interest rates or equity prices, will affect the Group‘s results of operations or the value of the financial instruments held. The Group is exposed to both currency and interest rate risks.
Currency Risk
The consolidated financial statements are prepared in euros. Both revenues and expenses of the Group are incurred in euros and US dollars. Throughout the year, the Group monitors the necessity to hedge foreign exchange rates to minimize currency risk and addresses this risk by using derivative financial instruments.
The use of derivatives is subject to a Group guideline approved by the Management Board, which represents a written guideline for dealing with derivatives. In accordance with the Group's hedging policy, only highly probable future cash flows and clearly determinable receivables that can be realized within a period of twelve months are hedged. MorphoSys enters into foreign exchange option and forward exchange contracts to hedge its foreign exchange exposure arising from US dollar cash flows.
The Group’s exposure to foreign currency risk based on the carrying amounts of the items is shown in the table below.

as of December 31, 2022; in 000' €	US$	Other
Cash and Cash Equivalents	15,986	0
Other Financial Assets	0	0
Accounts Receivable	77,045	0
Financial Assets from Collaborations	0	0
Restricted Cash (included in Other Assets)	0	0
Accounts Payable and Accruals	(97,946)	(56)
Financial Liabilities from Collaborations	(220,339)	0
Financial Liabilities from Future Payments to Royalty Pharma	0	0
Total	(225,254)	(56)

as of December 31, 2021; in 000' €	US$	Other
Cash and Cash Equivalents	106,188	0
Other Financial Assets	96,192	0
Accounts Receivable	42,754	0
Financial Assets from Collaborations	16,730	0
Restricted Cash (included in Other Assets)	3,397	0
Accounts Payable and Accruals	(107,691)	(339)
Financial Liabilities from Collaborations	(514,362)	0
Financial Liabilities from Future Payments to Royalty Pharma	(186,751)	0
Total	(543,543)	(339)
The financial liabilities from future payments to Royalty Pharma are dependent on future royalty income, which is determined on the basis of sales in US dollars. The transfer of assigned license revenues is settled in Euros. Refer to Note 4.20 for a sensitivity analysis on the impact of a change in the foreign exchange rate.
Different foreign exchange rates and their impact on financial assets and liabilities were simulated in a sensitivity analysis to determine the effects on profit or loss. Positive amounts would increase a consolidated net profit or decrease a consolidated net loss. Negative amounts would decrease a consolidated net profit or increase a consolidated net loss.

in million €	2022	2021	2020
Increase of the Euro by 10%	15.6	39.3	16.8
Decrease of the Euro by 10%	(19.7)	(48.0)	(25.6)
Interest Rate Risk
The Group’s risk exposure to changes in interest rates mainly relates to fixed-term deposits and corporate bonds. Changes in the general level of interest rates may lead to an increase or decrease in the fair value of these securities. The Group’s investment focus places the safety of an investment ahead of its return and the ability to plan future cash flows. Interest rate risks are limited because all securities can be liquidated within a maximum of two years and due to the mostly fixed interest rates during the term in order to ensure that planning is possible. In addition, changes in interest rates may affect the fair value of financial assets from collaborations.
Different interest rates and their effect on existing other financial assets with variable interest rates and on financial assets from collaborations were simulated in a sensitivity analysis in order to determine the effect on profit or loss. Positive amounts would increase a consolidated net profit or decrease a consolidated net loss. Negative amounts would decrease a consolidated net profit or increase a consolidated net loss.

in million €	2022	2021	2020
Increase of the variable Interest Rate by 0.5%	2.4	0.8	1.2
Decrease of the variable Interest Rate by 0.5%	(2.4)	(0.8)	(1.4)
The Group is currently not subject to significant interest rate risks from the account payables reported on the balance sheet.
Capital Management
The Management Board’s policy for capital management is to preserve a strong and sustainable capital base in order to maintain the confidence of investors, business partners, and the capital market and to support future business development and to safeguard its ability to continue as a going concern. As of December 31, 2022, the equity ratio was 6.6% (December 31, 2021: 9.6%; see also the following overview).

in 000' €	12/31/2022	12/31/2021
Stockholders’ Equity	157,410	244,876
In % of Total Capital	6.6	9.6
Total Liabilities	2,239,523	2,311,378
In % of Total Capital	93.4	90.4
Total Capital	2,396,932	2,556,254
MorphoSys actively manages its cash and investments to primarily ensure liquidity and principal preservation while seeking to maximize returns. MorphoSys' cash and short-term investments are located at several banks. Financial investments are made in investment instruments having at minimum a Standard & Poor's rating (or equivalent) of at least A-.
No minimum capital requirements are stipulated in MorphoSys' Articles of Association. The Company has obligations to issue shares out of conditional and authorized capital relating to the exercise of stock options and restricted stock units on the basis of share-based payment transactions (refer to Notes 5.1 and 5.2).
There are no liabilities to banks.
Disclosures to Statement of Cash Flows - Net Debt Reconciliation
The following overview contains the presentation and development of the liabilities from financing activities. “Amortizations from Effective Interest Method”, "Changes from Adjustments to Planing Assumptions" and "Transfer of Assigned License Revenues to Royalty Pharma" include non-cash movements, including accrued interest expense.

in 000' €	Lease Liabilities	Bonds	Financial Liabilities from Collaborations	Financial Liabilities from Future Payments to Royalty Pharma	Total
Balance as of January 1, 2021	(45,019)	(273,183)	(516,506)	0	(834,708)
Cash Flows	4,286	2,031	0	(1,205,911)	(1,199,594)
New Leases	(316)	0	0	0	(316)
Disposal Leases	173	0	0	0	173
Amortizations from Effective Interest Method	(1,170)	(12,056)	(20,386)	(29,811)	(63,422)
Changes from Adjustments to Planning Assumptions	0	0	61,876	(64,846)	(2,970)
Transfer of Assigned License Revenues to Royalty Pharma	0	0	0	51,890	51,890
Foreign Currency Translation Differences from Consolidation	(538)	0	(39,346)	(7,499)	(47,383)
Balance as of December 31, 2021	(42,584)	(283,208)	(514,362)	(1,256,176)	(2,096,329)
Balance as of January 1, 2022	(42,584)	(283,208)	(514,362)	(1,256,176)	(2,096,329)
Cash Flows	4,446	2,032	0	(295,421)	(288,943)
New Leases	(6,224)	0	0	0	(6,224)
Disposal Leases	0	0	0	0	0
Amortizations from Effective Interest Method	(1,051)	(12,502)	(22,969)	(78,418)	(114,940)
Changes from Adjustments to Planning Assumptions	0	0	354,390	28,285	382,675
Transfer of Assigned License Revenues to Royalty Pharma	0	0	0	96,897	96,897
Foreign Currency Translation Differences from Consolidation	(368)	0	(37,399)	4,358	(33,409)
Balance as of December 31, 2022	(45,781)	(293,678)	(220,340)	(1,500,475)	(2,060,273)
The "Transfer of Assigned License Revenues to Royalty Pharma" include transactions whereas Janssen directly transfers to Royalty Pharma the settlement amount without influence by MorphoSys on timing and/or amount. As MorphoSys has not received or paid cash for these assigned license revenues, the related amounts have neither been included in the operating nor in the financing cash flow, respectively.
Geographical DisclosuresA total of € 142.7 million (December 31, 2021: € 132.9 million) of the Group’s non-current assets, excluding deferred tax assets, are located in Germany and € 1,165.2 million in the USA (December 31, 2021: € 1,103.8 million). Of the Group’s investments, € 15.2 million (2021: € 24.5 million) were made in Germany and € 0.0 million (2021: € 1.7 million) in the USA. In accordance with internal definitions, investments solely include additions to property, plant and equipment and intangible assets not related to leases and business combinations.Corporate GovernanceThe Group has submitted the Declaration of Conformity with the recommendations of the Government Commission on the German Corporate Governance Code for the 2022 financial year under Section 161 of the German Stock Corporation Act (AktG). This declaration was published on the Group’s website (https://www.morphosys.com/en/investors/corporate-governance) on November 29, 2022Research and Development AgreementsThe Group has entered some research and development agreements. The following information describes the agreements that have a material effect on the Group and the developments under the research and development agreements in the 2022 financial year.Proprietary Clinical Development
Partnerships currently exist with (in alphabetical order) Incyte, Pfizer and Xencor.
In January 2020, MorphoSys and Incyte announced that the companies had signed a collaboration and license agreement for the continued global development and commercialization of MorphoSys’s proprietary anti-CD19 antibody tafasitamab. A detailed description of the agreement can be found in Note 4.19.
In June 2010, MorphoSys and the U.S.-based biopharmaceutical company Xencor signed an exclusive global licensing and cooperation agreement under which MorphoSys receives exclusive global licensing rights to tafasitamab, the antibody for the treatment of cancer and other indications. The companies jointly conducted a Phase 1/2a trial in the U.S. in patients with chronic lymphocytic leukemia. MorphoSys is solely responsible for the further clinical development after the successful completion of the Phase 1 clinical trial and commercialization. Upon signing the license and cooperation agreement, Xencor received a payment of US$ 13.0 million (approximately € 10.5 million) from MorphoSys. Xencor also received milestone payments from MorphoSys totaling US$ 65.5 million (approximately € 53.8 million). These payments were then capitalized under in-process R&D programs. Xencor is entitled to development, regulatory and commercially related milestone payments. Furthermore, Xencor is also eligible to receive tiered royalty payments of tafasitamab in the mid single-digit to sub-teen double-digit percentage range based upon net sales of licensed antibody sold by us or our licensees. Our royalty obligations continue on country-by-country basis until the later to occur of the expiration of the last valid claim in the licensed patent covering tafasitamab in such country, or 11 years after the first sale thereof following marketing authorization in such country.
In November 2020, MorphoSys, Incyte and Xencor announced a clinical collaboration agreement to study the combination of tafasitamab, plamotamab and lenalidomide in patients with relapsed or refractory diffuse large B-cell lymphoma (DLBCL), first-line DLBCL and relapsed or refractory follicular lymphoma (FL). In May 2022, Xencor announced the start of a Phase 2 combination study of the CD3xCD20 bispecific antibody plamotamab in combination with tafasitamab and lenalidomide in patients with relapsed or refractory DLBCL. In January 2023, Xencor announced that the company is winding down and ending enrollment in the Phase 2 study due to challenges with patient accrual in lymphoma.
In June 2022, MorphoSys, Incyte and Pfizer Inc. announced a clinical trial collaboration and supply agreement to investigate the immunotherapeutic combination of Pfizer’s TTI-622, a novel SIRPα-Fc fusion protein, and Monjuvi® (tafasitamab-cxix) plus lenalidomide in patients with relapsed or refractory DLBCL who are not eligible for autologous stem cell transplant (ASCT). Pfizer will initiate a multicenter, international Phase 1b/2 study of TTI-622 with Monjuvi and lenalidomide for patients with relapsed or refractory DLBCL who are not eligible for ASCT. MorphoSys and Incyte will provide Monjuvi for the study, which will be sponsored and funded by Pfizer and is planned to be conducted in North America, Europe and Asia-Pacific.
Clinical Development Through Partners
Through some commercial partnerships, MorphoSys receives various types of payments that are spread over the duration of the agreements or recognized in full as revenue as predefined targets and milestones are reached. These payments include payments upon signature, annual license fees in exchange for access to MorphoSys’s technologies and payments for funded research to be performed by MorphoSys on behalf of the partner. MorphoSys is also entitled to milestone payments and royalties on product sales for specific antibody programs.
Prior to the 2022 financial year, active collaborations with a number of partners had already ended. However, drug development programs initiated in the active phase are designed so that they can be continued by the partner and, therefore, still result in performance-based payments for the achievement of the defined milestones.
Partnerships (incl. partnerships for which the active collaboration has ended before the beginning of 2022 but where drug development programs were still being pursued) include (in alphabetical order): advanceCOR, Bayer AG, Boehringer Ingelheim, Fibron Ltd. (transfer of the contract from ProChon Biotech Ltd.), GeneFrontier Corporation/Kaneka, GlaxoSmithKline (GSK), Human Immunology Biosciences (HI-Bio), I-Mab Biopharma, Janssen Research and Development LLC, LEO Pharma, Novartis, OncoMed Pharmaceuticals (fully acquired in April 2019 by Mereo BioPharma Group), Pfizer, Roche and Sosei Heptares.
In June 2013, MorphoSys announced it had entered into a global agreement with GSK for the development and commercialization of otilimab. Otilimab is MorphoSys’s proprietary HuCAL antibody against the GM-CSF target molecule. Under the agreement, GSK assumes responsibility for the compound’s entire development and commercialization. MorphoSys received an upfront payment of € 22.5 million under this agreement and, next to tiered double-digit royalties on net sales, is eligible to receive additional payments from GSK of up to € 423.0 million, depending on the achievement of certain developmental stages, as well as regulatory, commercial and revenue-related milestones. In July 2019, GSK initiated a Phase 3 development program in rheumatoid arthritis called ContRAst. The treatment of the first patient in this program triggered a milestone payment of € 22.0 million to MorphoSys. In October 2022, GSK provided an update on the ContRAst Phase 3 program. According to GSK, the limited efficacy demonstrated did not support a suitable benefit/risk profile for otilimab as a potential treatment for RA. As a result, GSK has decided not to progress with regulatory submissions. In 2020, GSK also initiated a clinical trial (OSCAR) to evaluate the efficacy and safety of otilimab in patients with severe pulmonary COVID 19-associated disease. The dosing of the first patient in the expanded OSCAR study triggered milestone payments totaling € 16.0 million to MorphoSys. In October 2021, GSK provided an update that it had made the decision not to further explore otilimab as a potential treatment for severe pulmonary COVID-19 related disease in patients aged of 70 years and older.
In November 2017, MorphoSys announced it had signed an exclusive regional licensing agreement with I-Mab to develop and commercialize felzartamab in mainland China, Taiwan, Hong Kong and Macao. Felzartamab is MorphoSys’s proprietary antibody targeting CD38. Under the terms of the agreement, I-Mab has the exclusive right for the later development and commercialization of felzartamab in the agreed regions. In November 2017, MorphoSys received a payment of US$ 20.0 million (approximately € 16.8 million) and until 2022 milestone payments of US$ 8.0 million (approximately € 7.1 million). MorphoSys is also entitled to receive additional success-based clinical and commercial milestone payments from I-Mab of up to roughly US$ 90.5 million (currently expected € 84.8 million). In addition, MorphoSys will be entitled to receive double-digit, staggered royalties on the net sales of felzartamab in the agreed regions. I-Mab is investigating felzartamab in a Phase 3 clinical study in Greater China in combination with lenalidomide plus dexamethasone in r/r multiple myeloma. I-Mab is also evaluating felzartamab as a potential third-line therapy in r/r multiple myeloma in a Phase 2 trial. Both studies are considered pivotal in the agreed regions.
In June 2022, MorphoSys entered into an equity participation agreement and license agreement with HI-Bio to allow HI-Bio to develop and commercialize felzartamab. Under the terms of the agreements, HI-Bio will obtain exclusive rights to develop and commercialize felzartamab across all indications worldwide, with the exception of Greater China. As part of the agreements, MorphoSys will receive a 15% equity stake in HI-Bio, along with certain equity earn-in provisions and standard investment rights. MorphoSys will also be represented as a member of HI-Bio’s Board of Directors. On achievement of development, regulatory and commercial milestones, MorphoSys will be eligible to receive payments from HI-Bio of up to US$ 0.5 billion, in addition to tiered, single- to low double-digit royalties on net sales of felzartamab and will be compensated for ongoing program expenses. HI-Bio will assume full responsibility for future development and commercialization expenses.
In November 2018, MorphoSys announced the signing of an exclusive strategic development collaboration and regional licensing agreement with I-Mab for MOR210/TJ210. MOR210/TJ210 is MorphoSys' proprietary, preclinical-stage antibody directed against C5aR which has potential to be developed as an immuno-oncology agent. I-Mab has exclusive rights to develop and market MOR210/TJ210 in mainland China, Hong Kong, Macao, Taiwan and South Korea, while MorphoSys retains the rights for the rest of the world. With the support of MorphoSys, I-Mab will undertake and fund all global development activities, including clinical trials in China and the United States, to clinical proof of concept in cancer medicine. In November 2018, MorphoSys received a payment of US$ 3.5 million (approximately € 3.1 million) and until 2022 milestone payments of US$ 2.5 million (approximately € 2.1 million). MorphoSys is further eligible to receive performance-related clinical and sales-based milestone payments of up to US$ 99.0 million (currently expected € 92.8 million). In addition, MorphoSys will receive tiered royalties in the mid-single-digit percentage range of net sales of MOR210/TJ210 in I-Mab’s territories. In return for conducting a successful clinical proof of concept trial, I-Mab is entitled to low-single-digit royalties on net sales of MOR210/TJ210 outside the I-Mab territory, as well as staggered shares of proceeds from the further out-licensing of MOR210.
In June 2022, MorphoSys entered into an equity participation agreement and license agreements with HI-Bio to allow HI-Bio to develop and commercialize MOR210. Under the terms of the agreement, HI-Bio will obtain exclusive rights to develop and commercialize MOR210 across all indications worldwide, with the exception of Greater China and South Korea. On achievement of development, regulatory and commercial milestones, MorphoSys will be eligible to receive payments from HI-
Bio of up to US$ 0.5 billion, in addition to tiered, single- to low double-digit royalties on net sales of MOR210. HI-Bio will assume full responsibility for future development and commercialization expenses. Upon signing, MorphoSys also received an upfront payment of US$ 15.0 million for MOR210.
The Group’s alliance with Novartis AG for the research and development of biopharmaceuticals came to an end in November 2017. The collaboration began in 2004 and led to the creation of several ongoing therapeutic antibody programs against a number of diseases, amongst others, Ianalumab (VAY736), CMK389/NOV-8, LKA651/NOV-9. MorphoSys receives performance-based milestones contingent upon the successful clinical development and regulatory approval of several products. In addition to these payments, MorphoSys is also entitled to royalties on any future product sales.
In December 2022, MorphoSys announced that its fully owned subsidiary Constellation Pharmaceuticals, Inc. has entered into a global licensing agreement with Novartis to research, develop and commercialize its pre-clinical inhibitors of a novel cancer target. Novartis will assume full responsibility for all subsequent research, development and commercialization activities for the program. As part of the agreement, MorphoSys received an immediate upfront payment of US$ 23.0 million. On achievement of development, regulatory and commercial milestones, MorphoSys will be eligible to receive milestone payments from Novartis in addition to mid-single- to low-double-digit royalties on program net sales.
Subsequent Events
On March 2, 2023, MorphoSys announced that it will terminate its preclinical research programs and discontinue all related activities. This restructuring relates to 17% of MorphoSys AG's workforce and is intended to optimize its cost structure and focus resources on the mid- to late-stage oncology pipeline. The financial impacts of this decision mainly include severance costs as decided by the management and agreed in the severance plan as of March 2, 2023. The communication to the affected employees took place on March 2, 2023. The provision for the matter will amount to approximately € 7.0 million.

As of March 1, 2023, Charlotte Lohmann is appointed as a member of the Management Board and Chief Legal Officer of MorphoSys AG until the end of August 31, 2023.
Lucinda Crabtree will join the Management Board as Chief Financial Officer presumably in Q2 2023 or Q3 2023 at the latest.
Planegg, March 15, 2023

Jean-Paul Kress, M.D.	Sung Lee	Charlotte Lohmann
Chief Executive Officer	Chief Financial Officer	Chief Legal Officer